6. INCOME TAXES	6 Months Ended	12 Months Ended
	Dec. 31, 2012	Jun. 30, 2012
Income Tax Disclosure [Abstract]
6. INCOME TAXES

We have identified our federal tax return and our state tax return in Massachusetts as “major” tax jurisdictions. The periods subject to examination for our federal and state income tax returns are the years ended in 2009 and thereafter. We believe our income tax filing positions and deductions will be sustained on audit and we do not anticipate any adjustments that would result in a material change to our financial position. Therefore, no liabilities for uncertain income tax positions have been recorded.

The provision for income taxes in the accompanying consolidated statements of operations consists of the minimum statutory state income tax liability of $912 and $912 for the years ended June 30, 2012 and 2011, respectively.

A reconciliation of the federal statutory rate to the Company’s effective tax rate for the two years ended June 30 is as follows:

	2012	2011
Income tax expense (benefit) at federal statutory rate	34.0%	(34.0%)
Increase (decrease) in tax resulting from:
State taxes, net of federal benefit	6.3	(6.3)
Change in valuation allowance	(94.3)	46.1
Nondeductible items	1.7	1.0
Prior-year tax adjustments	48.8	1.5
Other	3.6	(8.2)
Effective tax rate	0.1%	0.1%

The components of deferred tax assets and liabilities at June 30, 2012 and 2011 are approximately as follows:

	2012	2011
Deferred tax assets:
Net operating loss carry forwards	$1,913,000	$2,735,000
Tax credit carry forwards	362,000	347,000
Reserves and accruals not yet deducted for tax purposes	451,000	549,000
Total deferred tax assets	2,726,000	3,631,000
Valuation allowance	(2,726,000)	(3,631,000)
Net deferred tax asset	$–	$–

The Company has provided a valuation allowance to reduce the net deferred tax asset to an amount the Company believes is “more likely than not” to be realized. The valuation allowance decreased in fiscal 2012 by approximately $905,000. The decrease in the valuation allowance was due primarily to adjustments to net operating loss carryforwards of prior years and utilization of loss carryforwards to offset taxable income in fiscal year 2012.

At June 30, 2012, the Company had federal and state net operating loss carry forwards of approximately $4,200,000 and $2,200,000, respectively, which will, if not used, expire at various dates from 2013 through 2031. In addition, the Company had net operating loss carry forwards from its Hong Kong operations of approximately $1,900,000, which carry forward indefinitely.